Exhibit 10.5

February __, 2013

Worldwide Stock Transfer, LLC
433 Hackensack Ave, Level L
Hackensack, NJ 07601

Re: Authorization to Cancel Shares of Car Charging Group, Inc.

To Whom It May Concern:

Enclosed herewith, please find Stock Certificate No. ___, representing ________shares of common stock in Car Charging Group, Inc. with medallion signature guarantee for immediate cancellation.

In the event such Certificate is not enclosed herewith and you do not receive such certificate within 2 business days of receipt of this letter, please accept the attached affidavit in its place.

Should you have any questions, please do not hesitate to contact the undersigned.

Sincerely,
_______________________
Name:
Address:
Telephone Number:

cc: Michael D. Farkas, Car Charging Group, Inc.

*This document shall be held in escrow and destroyed upon payment in full of the Note.

AFFIDAVIT OF LOST, DESTROYED OR MUTILATED CERTIFICATE

The undersigned, being duly sworn, deposes and says:

1.I, ____________, am the true, lawful, present and sole owner of Car Charging Group, Inc. Stock Certificate No. ______, issued on February ___, 2013 in the amount of __________ shares of common stock, par value $.001 per share (the “Certificate”);

2.That the Certificate was not endorsed;

3.That neither the Certificate nor the rights of the undersigned have in whole or in part been sold, assigned, hypothecated, pledged or otherwise transferred;

4.That the undersigned had made a diligent search for the Certificate, has not found the Certificate and believes that the Certificate is lost;

5.That the undersigned hereby agrees to immediately surrender to Car Charging Group, Inc. (the “Company”) the lost Certificate should it hereafter come into the undersigned’s possession or control;

6.That this affidavit is made to direct and authorize the Company and its transfer agent to cancel the Certificate and record the cancellation of the shares evidenced in the Certificate from its records; and

7.That Manhattan Charging LLC hereby indemnifies and holds the Company and its transfer agent harmless form any and all loss, claims, damage, counsel fees and costs incurred, or to be incurred, by reason of the loss of the Certificate or by reason of future presentment of such lost Certificate to the Company or its transfer agent, for transfer.

I hereby state that the above statements are true to the best of my knowledge, information and belief.

Dated this _____ day of February, 2013.

________________________________

STATE OF ______________)
  )
COUNTY OF_____________)

Subscribed and sworn to before me this ______ day of February, 2013.

Notary Public in and the State of __________

*This document shall be held in escrow and destroyed upon payment in full of the Note.